H&Q LIFE SCIENCES INVESTORS
     ---------------------------------------------------------------------


                       3 GRAPHICS OF MICROSCOPE, DNA HELIX
                                AND LAB BEAKERS



                                 Annual Report
                           1       9       9       7

    To our Shareholders:


                                              [PHOTO OF ALAN G. CARR, PRESIDENT]


     At fiscal year-end on September 30, 1997, the net asset value of your Fund was $18.83 per share. Performance data for the fiscal year, the first nine months of the calendar year and the quarter ended September 30 compared to the Dow Jones Industrial Average and the NASDAQ index of stocks traded in the over-the-counter market is as follows:

             NAV           DJIA       NASDAQ Industrials
            ------        ------      ------------------
FY          +13.3%        +35.1%            +24.1%
CYTD        +19.5%        +23.2%            +23.9%
Quarter     +21.6%         +3.6%            +16.3%

     The most recent quarter produced significantly better net asset value performance, in both absolute and relative terms, as compared to the prior several months. There appear to have been several factors resulting in this improvement. Investors seem to have realized that both the relative values in this sector have lagged the general market and the likelihood of further interest rate increases has diminished. Historically, emerging growth company stocks, especially those in the life sciences sectors, have tended to outperform the market in periods where investor expectations were for stable to declining interest rates, usually reflective of reduced fears of inflation for the general economy.

     Also, earlier in the year there were a series of temporarily discouraging fundamental news items in the industry, particularly in the biotech sector where there were a few instances of products which had disappointing later stage clinical trial results or unexpected setbacks in the FDA approval process. In contrast, in the most recent quarter the news was generally better and, importantly, greeted favorably by investors.

     These are trends that we believe are likely to continue. In the general economy, productivity seems to be sustaining moderate growth in a non-inflationary environment. Investment spending over the last several years appears to have created both capacity that can satisfy additional consumer demand and a competitive environment that limits the ability to raise endproduct prices in most sectors of the economy, thereby reducing inflationary pressures.

     In the life sciences industries, new and useful technology continues to make progress through the regulatory system and we believe that the outlook is bright. In the biotechnology sector, for example, the industry's product pipeline is sufficiently robust that it is not unreasonable to expect that, over the next year or two, the number of products on the market with both therapeutic and economic importance could double.

     Additionally, we are encouraged by favorable trends at the FDA and we believe that these will be reinforced with the passage of FDA reform legislation now working its way through the Congress.

     While increases in unit prices of existing pharmaceutical products have been quite restrained, overall consumer spending for drugs has been rising. This is being driven both by the introduction of innovative new products of high therapeutic value and the continued aging of the population, which increases the numbers of people in the higher medical care consuming group. We believe these trends will continue.

     Consolidation in the industry continues. Two of the Fund's portfolio companies have recently announced their sale to larger companies at premiums to their market values.

     We continue to see exciting new companies for potential addition to the venture portfolio. In the most recent quarter, we made a follow-on investment in HealthTech Services and a private placement in a public biotherapeutics company, Interferon Sciences.

     Overall, we are encouraged by recent trends and optimistic that the improvement in recent absolute and relative perform ance of your Fund may continue.



                                                          /s/ Alan G. Carr

                                                          Alan G. Carr
                                                          President


                           Capital Gains Declaration

     We hereby designate that the entire amount of the stock distribution declared on November 11, 1997 with respect to our fiscal year ended September 30, 1997, constituted a capital gain dividend for Federal income tax purposes, amounting to $.74 per share.

                             ANNUAL MEETING REPORT
     As now required by Rule 30d-1 under the Investment Company Act of 1940, as amended, below is a summary of the results of the Annual Meeting of Shareholders of H&Q Life Sciences Investors. The Annual Meeting was held on Wednesday, May 22, 1997, at 9:00 A.M. There were present in person or by proxy 5,450,542.8136 shares of beneficial interest, or 77.74% of the 7,011,362 shares eligible to vote on the record date.

     The first item of business was the election of Trustees of the Fund to serve until the year 2000 Annual Meeting of Shareholders. The nominees elected to serve until the year 2000 Annual Meeting were Alan G. Carr and Henri A. Termeer. A total of 5,253,230.3955 shares voted for the election of Mr. Carr and 197,312.4181 shares abstained; 5,171,880.2683 shares voted for the election of Mr. Termeer and 278,662.5453 shares abstained. The Trustees serving until the 1998 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. The Trustees serving until the 1999 Annual Meeting are William R. Hambrecht, Robert
P. Mack, M.D. and Eric Oddleifson.

     The next item of business was the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1997. The selection of Arthur Andersen LLP was ratified by a vote of 5,397,447.7846 shares for selection, 29,232.7563 shares against selection and 23,862.2727 shares abstained.



                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                                   PORTFOLIO

                            As of September 30, 1997




[DESCRIPTION OF BAR CHART]

0.87     4.28    AGRI/ENVIRONMENTAL
5.52    28.75    BIOTECHNOLOGY
0.43     7.47    CROs
0.69     8.84    DIAGNOSTICS
0        3.69    MANAGED CARE
1.69     4.53    MEDICAL SUPPLIES
5.52     7.28    MEDICAL SPECIALTY
1.84    16.31    PHARMACEUTICALS
0        2.29    LIQUID ASSETS

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                                LARGEST HOLDINGS

                            As of September 30, 1997



                               % OF NET ASSETS
                               ----------------
   Vivus                            7.86%
   Quintiles Transnational          6.06%
   Gilead Sciences                  5.04%
   Transkaryotic Therapies          4.33%
   Catalytica                       3.93%
   Martek Biosciences               3.59%
   Sepracor                         2.86%
   Cytyc                            2.81%
   MedImmune                        2.78%
   INCYTE Pharmaceuticals           2.51%



                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                       SIGNIFICANT PORTFOLIO TRANSACTIONS


                        Quarter Ended September 30, 1997


                                              Units Held     Units Held
PURCHASES                                       6/30/97        9/30/97
----------------------                        ----------     -----------
Biovail                                               0        60,000
Cor Therapeutics                                126,300       137,300
Cubist Pharmaceuticals                          325,376       390,683
HealthTech Services (Restricted) Series B             0       329,671
Interferon Sciences                                   0       114,286

SALES
----------------------
Biomatrix                                       110,000        65,000
Genta                                            38,823             0
INCYTE Pharmaceuticals                           49,445        39,445
NABI                                            180,041             0
SEQUUS Pharmaceuticals                          176,212             0

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of H&Q Life Sciences Investors:

     We have audited the accompanying balance sheet of H&Q Life Sciences Investors (a Massachusetts business trust), including the Schedule of Investments as of September 30, 1997, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     As discussed in Note 5, the financial statements include investment securities valued at $21,095,779 (16.0% of net assets) whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Trustees' determination of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Life Sciences Investors as of September 30, 1997, the results of its operations and cash flows for the year then ended, and the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.


Boston, Massachusetts                           Arthur Andersen LLP
October 31, 1997

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997


              CONVERTIBLE SECURITIES - 12.1% of Net Assets
   SHARES                                                               VALUE
 ----------   Convertible Preferred - 11.9%                          -----------
               Agricultural/Environmental Technologies - 0.2%
   177,778     EPR (Restricted) Series A*                           $   266,667
               Biotechnology (4.0%)
   900,000     Exelixis Pharmaceuticals (Restricted) Series B*        1,800,000
   100,000     Exelixis Pharmaceuticals (Restricted) Series C*          200,000
   615,385     LJL Biosystems (Restricted) Series A*                    800,000
    22,500     Terrapin Technologies (Restricted) Series G*           1,125,000
    28,991     Therion Biologics (Restricted) Sinking Fund*                 870
   135,135     Tularik (Restricted) Series C*                         1,351,350
               Contract Research Organizations - 0.8%
    78,536     IBAH Series A*                                         1,119,138
               Diagnostics - 0.7%
   130,000     Masimo (Restricted) Series D*                            910,000
               Medical Supplies - 1.7%
    75,000     InterVentional Technologies (Restricted) Series F*       750,000
    35,000     InterVentional Technologies (Restricted) Series G*       350,000
   281,250     LocalMed (Restricted) Series D*                        1,125,000
               Medical Specialty - 4.5%
   500,000     AbTox (Restricted) Series F*                           1,100,000
   104,152     Dyax (Restricted) Class A Series 1*                      325,996
    45,000     Dyax (Restricted) Class A Series 3*                      140,850
   129,080     Dyax (Restricted) Class A Series 4*                      404,020
   240,843     Focal (Restricted) Series D*                             419,067
    87,081     Focal (Restricted) Series E*                             151,521
 1,088,710     HealthTech Services (Restricted) Series A*             1,981,452
   329,671     HealthTech Services (Restricted) Series B*               600,001
   170,213     Vectis (Restricted) Series B*                            800,001
                                                                    ------------
                                                                    $15,720,933
                                                                    ------------
 PRINCIPAL
   AMOUNT     Convertible Bonds and Notes - 0.2%
-----------
               Biotechnology - 0.2%
$  287,447     Therion Biologics (Restricted) 10%
               Secured Notes due 1999                               $   287,447
                                                                    ------------
                                                                    $   287,447
                                                                    ------------
              TOTAL CONVERTIBLE SECURITIES
               (Cost $14,387,627)                                   $16,008,380
                                                                    ------------



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (continued)


  SHARES                                                         VALUE
----------- COMMON STOCKS - 85.6%                              -----------
            Agricultural/Environmental Technologies - 5.0%
   387,500   Catalytica*                                       $4,310,938
   129,167   Catalytica Warrants*                                 879,950
   200,000   Consep*                                              400,000
    75,000   Envirogen*                                           240,234
    50,000   Envirogen Units*                                     168,750
    97,349   Molten Metal Technology*                             535,420
                                                               -----------
                                                               $6,535,292
                                                               -----------
            Biotechnology - 29.4%
             Biopharmaceuticals - 24.9%
   201,400   Ariad Pharmaceuticals*                            $1,183,225
   243,245   BioTransplant*                                     1,368,253
    39,376   BioTransplant (Restricted)*                          166,167
     3,297   BioTransplant (Restricted) Warrants*                   3,231
    13,500   BioTransplant (Restricted) Warrants*                  13,230
       925   BioTransplant (Restricted) Warrants*                   3,099
    28,571   Cell Therapeutics*                                   424,994
   137,300   Cor Therapeutics*                                  2,282,613
    80,000   Cortex Pharmaceuticals*                              238,750
   390,683   Cubist Pharmaceuticals*                            2,295,263
   117,250   CV Therapeutics*                                   1,113,875
    40,625   CV Therapeutics (Restricted)*                        270,156
   100,000   Genzyme*                                           2,975,000
     3,000   Genzyme Tissue Repair*                                29,250
   150,000   Gilead Sciences*                                   6,656,250
   210,000   ImmuLogic Pharmaceutical*                            695,625
   114,286   Interferon Sciences*                                 985,717
   100,000   MedImmune*                                         3,675,000
   200,000   Oxford GlycoSystems Group (Restricted)*              160,000
    11,335   Pharming B.V. (Restricted)*                          903,480
   230,000   Ribi ImmunoChem Research*                            977,500
    60,624   SEQUUS Pharmaceuticals (Restricted) Warrants*         72,749
    90,000   Somatogen*                                           624,375
   146,982   Therion Biologics (Restricted)*                        2,940

   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (continued)


 SHARES                                                          VALUE
---------- Biotechnology - continued                           -------------
 141,703    Transkaryotic Therapies*                             5,561,843
   8,035    Transkaryotic Therapies (Restricted) Warrants*         151,701
            Genomics/Drug Discovery - 4.5%
  62,000    Human Genome Sciences*                               2,673,750
  39,445    INCYTE Pharmaceuticals*                              3,313,380
   2,528    Dyax (Restricted) Warrants*                                 25
                                                               ------------
                                                               $38,821,441
                                                               ------------
           Contract Research Organizations - 7.1%
 155,764    IBAH*                                              $   739,879
 235,608    IBAH (Restricted) Warrants*                            570,171
  95,000    Quintiles Transnational*                             8,003,750
                                                               ------------
                                                               $ 9,313,800
                                                               ------------
           Diagnostics - 8.8%
 201,823    Biofield*                                          $   958,659
  18,382    Biofield (Restricted) Warrants*                            184
  12,255    Biofield (Restricted) Warrants*                            123
 218,300    Calypte Biomedical*                                  1,500,813
  20,000    Calypte Biomedical (Restricted)*                        98,000
 148,576    Cytyc*                                               3,714,400
  98,000    IDEXX Laboratories*                                  1,641,500
 133,666    Integ*                                                 768,580
 123,077    NeoPath*                                             2,400,002
 113,000    Voxel*                                                 586,188
                                                               ------------
                                                               $11,668,449
                                                               ------------
           Managed Care - 3.7%
  33,500    HPR*                                               $   732,813
 104,000    Orthodontic Centers of America*                      2,080,000
  50,000    Vencor*                                              2,062,500
                                                               ------------
                                                               $ 4,875,313
                                                               ------------
           Medical Supplies - 4.5%
  54,484    EndoVascular Technologies*                         $   933,039
 130,750    Exogen*                                                604,719
 100,000    Heartstream*                                         1,000,000

   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (continued)


 SHARES                                                         VALUE
------------ Medical Supplies - continued                    -------------
    68,728    KeraVision*                                         575,597
   231,043    Landec*                                           1,241,856
    74,000    Perclose*                                         1,628,000
                                                             -------------
                                                             $  5,983,211
                                                             -------------
             Medical Specialty - 8.3%
   992,900    Bioject Medical Technologies*                  $    992,900
    65,000    Biomatrix*                                        2,307,500
   200,000    Interpore*                                        1,737,500
   304,703    Martek Biosciences*                               4,570,545
    34,112    Martek Biosciences (Restricted) Warrants*           162,032
   540,540    Reprogenesis (Restricted)*                        1,199,999
                                                             -------------
                                                             $ 10,970,476
                                                             -------------
             Pharmaceuticals/Drug Delivery - 18.8%
    60,000    Biovail*                                       $  1,743,750
    37,500    Dura Pharmaceuticals (Restricted) Series S
              Warrants*                                         1,304,250
    50,000    Elan Pharmaceuticals*                             2,503,125
   221,000    Fuisz Technologies*                               3,121,625
    62,500    Synaptic Pharmaceutical*                            843,750
   115,000    Sepracor*                                         3,780,625
    37,500    Spiros Development (Restricted)*                  1,125,000
   276,666    Vivus*                                           10,374,975
                                                             -------------
                                                             $ 24,797,100
                                                             -------------
             TOTAL COMMON STOCKS
             (Cost $70,611,913)                              $112,965,082
                                                             -------------
             TOTAL INVESTMENTS IN SECURITIES
             (Cost $84,999,540)                              $128,973,462
                                                             =============
 PRINCIPAL
   AMOUNT    TEMPORARY CASH INVESTMENT - 2.4%
-----------
$3,100,000   Ford Motor Credit Corp., 6.15%, due 10/1/97     $  3,099,470
                                                             -------------
             TOTAL TEMPORARY CASH INVESTMENTS                $  3,099,470
                                                             =============

------------------
* Non income-producing security (see Notes 1 and 5).

   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                                 BALANCE SHEET
                               SEPTEMBER 30, 1997


ASSETS:
  Investments in securities, at value (identified
    cost $84,999,540; see Schedule of
    Investments) (Notes 1, 3 and 5)                  $128,973,462
  Temporary cash investment, at amortized cost
    which approximates value (see Schedule of
    Investments) (Note 1)                               3,099,470
                                                     -------------
     Total investments                               $132,072,932
  Cash                                                     77,525
  Dividends and interest receivable                           530
  Prepaid expenses                                         22,279
                                                     -------------
      Total assets                                   $132,173,266
                                                     -------------
LIABILITIES:
  Accrued advisory fees (Note 4)                     $    126,123
  Other accrued expenses                                   59,410
                                                     -------------
      Total liabilities                              $    185,533
                                                     -------------
NET ASSETS:
  Shares of beneficial interest, par value $.01
    per share, unlimited number of shares
    authorized, amount paid in on 7,011,362
    shares issued and outstanding (Note 1)           $ 83,597,931
  Accumulated net realized gain on investments          4,415,880
  Net unrealized gain on investments (Note 3)          43,973,922
                                                     -------------
      Total net assets (equivalent to $18.83
           per share based on 7,011,362
           shares outstanding)                       $131,987,733
                                                     =============



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997


INVESTMENT INCOME (Note 1):
 Dividends                                        $   70,500
 Interest                                            253,531
                                                  -----------
   Total investment income                                      $   324,031
EXPENSES:
 Advisory fees (Note 4)                           $1,562,256
 Shareholder reporting                                60,885
 Custodian fees                                       52,448
 Trustees' fees and expenses                          48,978
 Accounting and auditing fees                         43,997
 Legal fees                                           20,694
 Insurance expense                                    20,230
 Transfer agent fees                                  15,011
 Amortization of deferred organization
   costs (Note 1)                                      4,766
 Other                                                29,683
                                                  -----------
   Total expenses                                                 1,858,948
                                                                ------------
    Net investment (loss)                                      ($ 1,534,917)
                                                                ------------
NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS:
 Net realized gain on investments (Note 1)                      $ 5,271,705
 Net increase in unrealized gain on investments                  11,448,022
                                                                ------------
    Net gain on investments                                     $16,719,727
                                                                ------------
     Net increase in net assets resulting
      from operations                                           $15,184,810
                                                                ============



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
 Dividends received                                      $      70,500
 Interest received                                             250,751
 Operating expenses paid                                    (1,804,257)
                                                         --------------
   Net cash used for operating activities               ($   1,483,006)
                                                         --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sales and maturities of portfolio securities            $ 229,013,140
 Purchases of portfolio securities                        (221,262,954)
                                                         --------------
   Net cash provided by investing activities             $   7,750,186
                                                         --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Cash distributions paid, net                           ($   6,343,870)
                                                         --------------
   Net cash used for financing activities               ($   6,343,870)
                                                         --------------
NET (DECREASE) IN CASH                                  ($      76,690)
CASH AT BEGINNING OF YEAR                                      154,215
                                                         --------------
CASH AT END OF YEAR                                      $      77,525
                                                         ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:
 Net increase in net assets resulting from operations    $  15,184,810
 Net realized (gain) on investments                         (5,271,705)
 Net (increase) in unrealized gain on investments          (11,448,022)
 Net decrease in interest and dividends receivable                 909
 Increase in accrued advisory fees and accrued other
   expenses                                                     29,376
 Decrease in prepaid expenses and other assets                  21,626
                                                         --------------
   Net cash used for operating activities               ($   1,483,006)
                                                         ==============


   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS


                                              For the years ended
                                       September 30,          September 30,
                                           1997                    1996
                                       -------------          -------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS:
 Net investment (loss)                   ($1,534,917)          ($1,468,245)
 Net realized gain on investments          5,271,705            11,562,205
 Net increase in unrealized
  gain on investments                     11,448,022            11,714,277
                                        ------------          ------------
   Net increase in net assets
    resulting from operations            $15,184,810           $21,808,237
                                        ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net realized long-term capital
  gains                                 ($10,949,328)                   --
                                        ------------          ------------
CAPITAL SHARE TRANSACTIONS:
 Value of shares issued in
  reinvestment of distributions           $4,605,458                    --
                                        ------------          ------------
    Net increase in net assets            $8,840,940           $21,808,237
NET ASSETS:
 Beginning of year                       123,146,793           101,338,556
                                        ------------          ------------
 End of year                            $131,987,733          $123,146,793
                                        ============          ============



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(Selected data for each share of beneficial interest outstanding throughout the period indicated)


                                                        For the years ended September 30,
                                -----------------------------------------------------------------------------
                                      1997             1996             1995            1994           1993
                                      ----             ----             ----            ----           ----
Net asset value per share:
  Beginning of period                $18.445          $15.179          $11.007         $13.090        $13.296
                                ------------     ------------     ------------     -----------    -----------
Net investment (loss)                ($0.072)         ($0.220)         ($0.184)        ($0.144)       ($0.197)
Net realized and
  unrealized gain
  (loss) on
  investments                          2.092            3.486            4.356          (1.304)        (0.009)
                                ------------     ------------     ------------     -----------    -----------
Total increase
  (decrease) from
  investment
  operations                          $2.020           $3.266           $4.172         ($1.448)       ($0.206)
                                ------------     ------------     ------------     -----------    -----------
Dilutive effect of sale
  of common stock
  and related
  expenses from
  rights offering                       --               --               --            (0.635)          --
                                ------------     ------------     ------------     -----------    -----------
Long-term capital
  gains distribution to
  shareholders                       ($1.640)            --               --              --             --
                                ------------     ------------     ------------     -----------    -----------
Net asset value per share:
  End of period                      $18.825          $18.445          $15.179         $11.007        $13.090
                                ============     ============     ============     ===========    ===========
Per share market value:
  End of period                      $15.125          $15.000          $12.875         $10.125        $12.875
Total investment return                12.86%           16.50%           27.16%         (21.36%)         0.98%
Net assets:
  End of period                 $131,987,733     $123,146,793     $101,338,556     $73,484,287    $50,510,845
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating
  expenses to
  average net assets                    1.67%            1.61%            1.83%           1.87%          2.17%
Ratio of net
  investment (loss) to
  average net assets                   (1.38%)          (1.25%)          (1.57%)         (1.23%)        (1.49%)
Portfolio turnover rate                18.94%           19.51%           29.48%          10.59%         32.89%
Average commission
  rate paid per listed
  share purchased                      $0.06            $0.07            $0.06           $0.07          $0.06
Number of shares
  outstanding at end
  of period                        7,011,362        6,676,420        6,676,420       6,676,420      3,858,600



   The accompanying notes are an integral part of these financial statements.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

(1) Organization
        H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the life sciences industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.
        The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.


   Investment Securities
        Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 5, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with a maturity of 60 days or less are valued at amortized cost.
        Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.


   Federal Income Taxes
        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.


   Organization Costs
        Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis, over a period of five years.


   Distributions
        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying such differences against capital, in the amount of $1,534,917 for the year ended September 30, 1997. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)

   Dividend Reinvestment Plan
        Under the Dividend Reinvestment Plan, net realized capital gains will automatically be paid in additional shares of the Fund, unless the Plan Agent (State Street Bank and Trust Company) is otherwise instructed by the shareholder. It is expected that dividends, if any, will be declared after fiscal year-end and will be payable for that year before the end of January.
        A description of the automatic Dividend Reinvestment Plan may be obtained by calling State Street Bank. Shareholders may request to be paid in cash instead of shares by contacting the bank, brokerage or nominee who holds the shares if the shares are held in "street name" or by filling out an Authorization Card obtained by calling State Street Bank if the shares are in registered form.

(2) Purchases and Sales of Investment Securities
        The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 1996 through September 30, 1997 totaled $20,678,656 and $22,143,074, respectively.

(3) Tax Basis of Securities
        At September 30, 1997, the total cost of securities for Federal income tax purposes was $84,999,540. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $57,695,039. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $13,721,117. The net unrealized gain on securities held by the Fund was $43,973,922.

(4) Advisory Agreement
        The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) 1% of the average net assets for the month of all other assets. The aggregate fee may not exceed a rate when annualized of 1.375%. The Adviser is a wholly owned subsidiary of Hambrecht & Quist Group. Certain officers and trustees of the Fund are also officers of the Adviser.

(5) Venture Capital and Other Restricted Securities
        The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 16.0% of the Fund's net assets at September 30, 1997.
        The value of the venture capital and other restricted securities is determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 1997, as determined by the Board of Trustees of the Fund.

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


                                                               Carrying
                                Acquisition                     Value
          Security                 Date            Cost        per Unit       Value
-----------------------------   -------------   ------------   ----------   ------------
AbTox
 Series F Cvt. Pfd.                 3/7/97      $1,100,500       $ 2.200    $1,100,000
Biofield
 Common Warrants                    3/3/95               0
                                   6/29/95               0
                                   9/26/96               0
                                                -----------
                                                         0         0.010           184
 Common Warrants                    3/3/95               0
                                   6/29/95               0
                                                -----------
                                                         0         0.010           123
BioTransplant
 Common*                           1/16/96         315,385         4.220       166,167
 Common Warrants###                8/12/94               0         0.980         3,231
 Common Warrants###               10/31/94               0         0.980        13,230
 Common Warrants###                8/18/95               0         3.350         3,099
Calypte Biomedical**
 Common                            2/29/96         150,000         4.900        98,000
CV Therapeutics**
 Common                            3/29/96         325,425
                                  11/12/96          60,938
                                                -----------
                                                   386,363         6.650       270,156
Dura Pharmaceuticals###
 Series S Warrants                12/28/95               0        34.780     1,304,250
Dyax
 Class A Series 1 Cvt. Pfd.         6/1/92         250,035
                                   9/11/92          83,293
                                  12/31/92          79,932
                                                -----------
                                                   413,260         3.130       325,996
 Class A Series 3 Cvt. Pfd.       10/26/95          90,280         3.130       140,850
 Class A Series 4 Cvt. Pfd.       10/30/96         404,279         3.130       404,020
 Common Warrants                  12/31/92             187         0.010            25
EPR
 Series A Cvt. Pfd.                 3/9/94         800,331         1.500       266,667
Exelixis Pharmaceuticals
 Series B Cvt. Pfd.                3/28/96         901,325         2.000     1,800,000
 Series C Cvt. Pfd.                3/31/97         200,720         2.000       200,000
Focal
 Series D Cvt. Pfd.                9/17/93         461,295
                                    8/5/94         430,189
                                                -----------
                                                   891,484         1.740       419,067
 Series E Cvt. Pfd.               10/17/95         151,962         1.740       151,521
HealthTech Services
 Series A Cvt. Pfd.                1/26/96       1,352,603         1.820     1,981,452
 Series B Cvt. Pfd.                8/21/97         600,001         1.820       600,001
IBAH#
 Common Warrants                   8/11/95         151,250         2.420       570,171
InterVentional Technologies
 Series F Cvt. Pfd.                8/21/92         600,185        10.000       750,000
 Series G Cvt. Pfd.                 3/8/95         350,431        10.000       350,000
LJL Biosystems
 Series A Cvt. Pfd.                6/17/97         800,001         1.300       800,000
LocalMed
 Series D Cvt. Pfd.                 2/9/96       1,126,745         4.000     1,125,000

                          H&Q LIFE SCIENCES INVESTORS
      ------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


                                                                     Carrying
                                     Acquisition                      Value
             Security                    Date            Cost        per Unit        Value
----------------------------------   -------------   -------------   ----------   ------------
Martek Biosciences#
 Common Warrants                         6/6/95                0        4.750         162,032
Masimo
 Series D Cvt. Pfd.                     8/14/96          910,000        7.000         910,000
Oxford GlycoSystems Group
 Ordinary Shares                        5/26/93          386,915        0.800         160,000
Pharming B.V.
 Class B Shares                         8/28/95          864,932
                                        4/25/96           38,730
                                                     ------------
                                                         903,662       79.707         903,480
Reprogenesis
 Common (w/wts.)                        4/25/97        1,199,999        2.220       1,199,999
SEQUUS Pharmaceuticals#
 Common Warrants                        3/30/95                0        1.200          72,749
Spiros Development
 Common                                12/28/95        1,125,790       30.000       1,125,000
Terrapin Technologies
 Series G Cvt. Pfd.                     11/7/95        1,125,548       50.000       1,125,000
Therion Biologics
 Common                                 6/30/93          251,307
                                        8/20/96              669
                                       10/16/96            2,227
                                                     ------------
                                                         254,203        0.020           2,940
 Sinking Fund Cvt. Pfd. (w/wts.)       10/17/94          200,630
                                        4/19/95           78,179
                                        7/12/95           78,000
                                       10/17/95           78,000
                                        1/25/96           73,176
                                         4/3/96           73,800
                                                     ------------
                                                         581,785        0.030             870
 6.25% Secured Notes due 1999           8/20/96           66,231
                                       10/16/96          220,456
                                                     ------------
                                                         286,687        1.000         287,447
Transkaryotic Therapies###
 Common Warrants                        11/5/93              200       18.880         151,701
Tularik
 Series C Cvt. Pfd.                     4/16/93          500,060       10.000       1,351,350
Vectis
 Series B Cvt. Pfd.                      2/5/97          800,091        4.700         800,001
                                                     ------------                 ------------
                                                     $18,862,232                  $21,095,779
                                                     ============                 ============


  * Represents 75% of equivalent current market value of the issuer's registered securities.
 ** Represents 70% of equivalent current market value of the issuer's registered securities.
  # Represents 100% of equivalent current market value of the issuer's registered securities.
### Represents 60% of equivalent current market value of the issuer's registered securities.

                           H&Q Life Sciences Investors
                            50 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 574-0567

                                    Officers
                            Alan G. Carr, President
                        Kimberley L. Carroll, Treasurer
                           Kerri A. Bisner, Secretary
                     Sheldon A. Jones, Assistant Secretary

                                    Trustees
                                  Alan G. Carr
                              William R. Hambrecht
                               Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                Eric Oddleifson
                            Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               Investment Adviser
               Hambrecht & Quist Capital Management Incorporated

                          Custodian and Transfer Agent
                      State Street Bank and Trust Company

                         Independent Public Accountant
                              Arthur Andersen LLP

                                 Legal Counsel
                             Dechert Price & Rhoads
                   ----------------------------------------
         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523
            Interim daily net asset value may be obtained by calling

                                 1-800-451-2597
                            For copies of the Fund's
                          Dividend Reinvestment Plan,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                           Telephone: 1-800-426-5523


                          H&Q LIFE SCIENCES INVESTORS
             -----------------------------------------------------
                      New York Stock Exchange Symbol: HQL
                    http://www.hamquist.com/hqcm/about.html
                                   ---------
         Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.


                                                                     HQHLS-AR-97